UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2011

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                         Regulation FD Disclosure.

Montpelier Re Holdings Ltd. (the “Company”) announced on September 7, 2011 that Jason L. Pratt, the Company’s Chief Investment Officer, and William Pollett, the Company’s Chief Corporate and Strategy Officer and Treasurer, are scheduled to present at the KBW 2011 Insurance Conference at the Crowne Plaza Hotel in New York City on Thursday, September 8, 2011, at 8:45 a.m. Eastern Time.

A live audio webcast and the slide presentation, which is furnished herein as Exhibit 99.1, will be available on the Company’s website at www.montpelierre.bm.

The information in this Item 7.01, and in Exhibit 99.1 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 7.01, such Exhibit 99.1 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                         Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herein.

Exhibit No.	Description of Exhibit
99.1	Slides for the presentation by Company executives to investors and analysts on September 8, 2011 (such Exhibit 99.1 is furnished and not filed).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd. (Registrant)

September 7, 2011	By:	/s/ Jonathan B. Kim
Date	Name:	Jonathan B. Kim
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Slides for the presentation by Company executives to investors and analysts on September 8, 2011 (such Exhibit 99.1 is furnished and not filed).